EXHIBIT 21.1

SUBSIDIARIES OF MCI

1-800-Collect, Inc. (Delaware)

3568695 Canada, Inc. (Canada)

Access Network Services, Inc. (Texas)

Access Virginia, Inc. (Virginia)

Advantage Company Limited (Bermuda)

ALD Communications, Inc. (California)

ANS Communications Europe Ltd. (United Kingdom)

Atlantic Ocean Cables Limited (Bermuda)

Avantis Investments Inc. (Cayman)

BC Yacht Sales, Inc. (Delaware)

BCT Holdings, LLC (Delaware)

BCT Real Estate, LLC (Delaware)

BFC Communications, Inc. (Nevada)

Bittel Telecommunications Corporation (California)

Brooks Fiber Communications Of Arkansas, Inc. (Delaware)

Brooks Fiber Communications Of Bakersfield, Inc. (Delaware)

Brooks Fiber Communications of Connecticut, Inc. (Delaware)

Brooks Fiber Communications of Fresno, Inc. (Delaware)

Brooks Fiber Communications of Idaho, Inc. (Delaware)

Brooks Fiber Communications of Massachusetts, Inc. (Delaware)

Brooks Fiber Communications of Michigan, Inc. (Michigan)

Brooks Fiber Communications of Minnesota, Inc. (Delaware)

Brooks Fiber Communications of Mississippi, Inc. (Delaware)

Brooks Fiber Communications of Missouri, Inc. (Delaware)

Brooks Fiber Communications of Nevada, Inc. (Delaware)

Brooks Fiber Communications of New England, Inc. (Delaware)

Brooks Fiber Communications of New Mexico, Inc. (Delaware)

Brooks Fiber Communications of New York, Inc. (Delaware)

Brooks Fiber Communications of Ohio, Inc. (Delaware)

Brooks Fiber Communications of Oklahoma, Inc. (Delaware)

Brooks Fiber Communications of Rhode Island, Inc. (Delaware)

Brooks Fiber Communications of Sacramento, Inc. (Nevada)

Brooks Fiber Communications of San Jose, Inc. (Nevada)

Brooks Fiber Communications of Stockton, Inc. (Delaware)

Brooks Fiber Communications of Tennessee, Inc. (Delaware)

Brooks Fiber Communications of Texas, Inc. (Delaware)

Brooks Fiber Communications of Tucson, Inc. (Delaware)

Brooks Fiber Communications of Tulsa, Inc. (Delaware)

Brooks Fiber Communications of Utah, Inc. (Delaware)

Brooks Fiber Communications of Virginia, Inc. (Virginia)

Brooks Fiber Communications-LD, Inc. (Nevada)

Brooks Fiber Properties, Inc. (Delaware)

BTC Finance Corp. (Delaware)

B.T.C. Real Estate Investments, Inc. (Delaware)

BTC Transportation, Inc. (Delaware)

Business Internet, Inc. (Delaware)

CC Wireless Inc. (Delaware)

Chicago Fiber Optic Corporation (Illinois)

CMIST Pty Limited (Australia)

Com Systems, Inc. (California)

COM/NAV Realty Corp. (Delaware)

CompuPlex Incorporated (Ohio)

Comunicaciones Racotec, S.A. (Costa Rica)

Corporacion ABC Internacional, S. de R.L. de C.V. (Mexico)

Cross Country Wireless Inc. (Delaware)

CS Network Services, Inc. (California)

CS Wireless-Battle Creek, Inc. (Delaware)

CS Wireless Systems, Inc. (Delaware)

Debrant Limited (New Zealand)

Digex, Incorporated (Delaware)

Digex International Holding Company (Delaware)

Digex (UK) Limited (United Kingdom)

Digex (Netherlands) B.V. (Netherlands)

Digex (Sweden) AB (Sweden)

Digex Germany GmbH (Germany)

Digex France SAS (France)

E.L. Acquisition, Inc. (Delaware)

Embratel Participações S.A. (Brazil)

ESAG Holdings Participações S.A. (Brazil)

Express Communications, Inc. (Nevada)

Fibercom of Missouri, Inc. (Missouri)

FiberNet of Rochester, Inc. (Delaware)

Fibernet, Inc. (Delaware)

Fox Court Nominees Limited (United Kingdom)

Gemini Submarine Cable System, Inc. (Delaware)

Gemini Submarine Cable System Limited (Bermuda) (50% ownership)

Gemini Submarine Cable System (UK) Limited (United Kingdom)

Gollum Investments Inc. (Delaware)

Goriot Investments Inc. (Cayman)

Guimar Holdings S.A. (Brazil)

Healan Communications, Inc. (Georgia)

ICI Capital LLC (Delaware)

IDB Communications Group Limited (United Kingdom)

IDB London Gateway Limited (United Kingdom)

INnet International N.V. (Belgium)

Innet Luxembourg S.A. (Luxembourg)

Innet N.V. (Belgium)

Innet Netherlands (Netherlands)

Institutional Communications Company- Virginia (Virginia)

Intelligent Investment Partners, Inc. (Delaware)

Intermedia Capital, Inc. (Delaware)

Intermedia Communications Inc. (Delaware)

Intermedia Communications of Virginia Inc. (Virginia)

Intermedia Investment, Inc. (Delaware)

Intermedia Licensing Company (Delaware)

Intermedia Services LLC (Delaware)

International TTI, Inc. (Delaware)

Internet Connect Centre B.V. (Netherlands)

InterNLnet B.V. (Netherlands)

J.B. Telecom, Inc. (Missouri)

Jones Lightwave Of Denver, Inc. (Colorado)

MK International, SA (France)

Marconi Telegraph-Cable Company, Inc. (New York)

McCourt Cable and Communications Limited (United Kingdom)

MCI (CIS) LLC (Russia)

MCI Bolivian Investments Company S.A. (Bolivia)

MCI Canada, Inc. (Delaware)

MCI Communications Corporation (Delaware)

MCI Equipment Acquisition Corporation (Delaware)

MCI European Holdings Limited (United Kingdom)

MCI Finance Limited (United Kingdom)

MCI Galaxy III Transponder Leasing, Inc. (Delaware)

MCI Global Access Corporation (New York)

MCI Global Support Corporation (Delaware)

MCI Holding do Brasil Ltda. (Brazil)

MCI Internacional Guatemala, Sociedad Anónima (Guatemala)

MCI International (Argentina) S.A. (Argentina)

MCI International (Chile) S.A. (Chile)

MCI International (France) S.A.R.L. (France)

MCI International (Ireland) Limited (Ireland)

MCI International (Italy) S.R.L. (Italy)

MCI International (Japan) Co., Ltd. (Japan)

MCI International (Portugal) Telecomunicações, Lda. (Portugal)

MCI International Panama, S.A. (Panama)

MCI International Services, L.L.C. (Delaware)

MCI International Telecommunications Corporation (Delaware)

MCI International Telecomunicações do Brasil Ltda. (Brazil)

MCI International Telecommunications Holding Corporation (Delaware)

MCI International, Inc. (Delaware)

MCI Investments Holdings, Inc. (Delaware)

MCI Network Technologies, Inc. (Delaware)

MCI Omega Properties, Inc. (Delaware)

MCI Payroll Services, LLC (Delaware)

MCI Research, Inc. (Delaware)

MCI Solutions Telecomunicações Ltda. (Brazil)

MCI Systemhouse L.L.C. (Delaware)

MCI Telecomunicações do Brasil, S.A. (Brazil)

MCI Telecommunications (Israel) Ltd. (Israel)

MCI Telecommunications (South Africa)(Proprietary) Limited (South Africa)

MCI Telecommunications Limited (United Kingdom)

MCI Transcon Corporation (Delaware)

MCI Wireless, Inc. (Delaware)

MCI WorldCom (Ireland) Limited (Ireland)

MCI WorldCom (Spain), S.A. (Spain)

MCI WorldCom A.G. (Switzerland)

MCI WorldCom AS (Norway)

MCI WorldCom Asia Pacific Limited (Cayman Islands)

MCI WorldCom Asia Pte. Limited (Singapore)

MCI WorldCom Australia Pty Limited (Australia)

MCI WorldCom B.V. (Netherlands)

MCI WorldCom Brands, L.L.C. (Delaware)

MCI WorldCom Brazil LLC (Delaware)

MCI WorldCom Brooks Telecom, LLC (Delaware)

MCI WorldCom Capital Management Corporation (Delaware)

MCI WorldCom Communications (Ireland) Limited (Ireland)

MCI WorldCom Communications Japan Ltd. (Japan)

MCI WorldCom Communications of Virginia, Inc. (Virginia)

MCI WorldCom Communications, Inc. (Delaware)

MCI WorldCom Deutschland GmbH (Germany)

MCI WorldCom Financial Management Corporation (Delaware)

MCI WorldCom Finland Oy (Finland)

MCI WorldCom Global Networks U.S., Inc. (Delaware)

MCI WorldCom Holding B.V. (Netherlands)

MCI WorldCom Holding France (France)

MCI WorldCom (Hungary) Telecommunications Ltd. (Hungary)

MCI WorldCom India Private Limited (India)

MCI WorldCom International, Inc. (Delaware)

MCI WorldCom Japan Limited (Japan)

MCI WorldCom Korea Limited (Korea)

MCI WorldCom Limited (United Kingdom)

MCI WorldCom Malaysia SDN.BHD (Malaysia)

MCI WorldCom Management Company, Inc. (Delaware)

MCI WorldCom MFS Telecom, LLC (Delaware)

MCI WorldCom Network Services of Virginia, Inc. (Virginia)

MCI WorldCom Network Services, Inc. (Delaware)

MCI WorldCom New Zealand Limited (New Zealand)

MCI WorldCom Peru SRL (Peru)

MCI WorldCom Philippines, Inc. (Philippines)

MCI WorldCom Receivables Corporation (Delaware)

MCI WorldCom S.A. (France)

MCI WorldCom S.p.A. (Italy)

MCI WorldCom Synergies Management Company, Inc. (Delaware)

MCI WorldCom Taiwan Co. Ltd. (Taiwan, ROC)

MCI WorldCom Telecommunications Services Austria Gesellschaft m.b.H. (Austria)

MCI WorldCom Telecommunications (Hellas) Single-Member Limited Liability Company (Greece)

MCI WorldCom Telecommunications (Czech Republic), s.r.o. (Czech Republic)

MCI Worldphone Limited (United Kingdom)

MCI/OTI Corporation (Delaware)

MCI-CIS (Russia)

MCImetro Access Transmission Services LLC (Delaware)

MCImetro Access Transmission Services of Virginia, Inc. (Virginia)

MEDUSA Beteiligungsverwaltungs-Gesellschaft Nr. 32 mbH (Germany)

Metrex Corporation (Georgia)

Metropolitan Fiber Communications of Alabama, Inc. (Delaware)

Metropolitan Fiber Communications of Arizona, Inc. (Delaware)

Metropolitan Fiber Communications of Baltimore, Inc. (Delaware)

Metropolitan Fiber Communications of California, Inc. (Delaware)

Metropolitan Fiber Communications of Columbus, Inc. (Delaware)

Metropolitan Fiber Communications of Connecticut, Inc. (Delaware)

Metropolitan Fiber Communications of Dallas, Inc. (Delaware)

Metropolitan Fiber Communications of Delaware, Inc. (Delaware)

Metropolitan Fiber Communications of Denver, Inc. (Delaware)

Metropolitan Fiber Communications of Detroit, Inc. (Delaware)

Metropolitan Fiber Communications of Florida, Inc. (Delaware)

Metropolitan Fiber Communications of Hawaii, Inc. (Delaware)

Metropolitan Fiber Communications of Houston, Inc. (Delaware)

Metropolitan Fiber Communications of Indianapolis, Inc. (Delaware)

Metropolitan Fiber Communications of Iowa, Inc. (Delaware)

Metropolitan Fiber Communications of Kansas City, Missouri, Inc. (Missouri)

Metropolitan Fiber Communications of Kansas, Inc. (Delaware)

Metropolitan Fiber Communications of Kentucky, Inc. (Delaware)

Metropolitan Fiber Communications of Massachusetts, Inc. (Delaware)

Metropolitan Fiber Communications of Minneapolis/St. Paul, Inc. (Delaware)

Metropolitan Fiber Communications of Nebraska, Inc. (Delaware)

Metropolitan Fiber Communications of Nevada, Inc. (Delaware)

Metropolitan Fiber Communications of New Hampshire, Inc. (New Hampshire)

Metropolitan Fiber Communications of New Jersey, Inc. (Delaware)

Metropolitan Fiber Communications of New Orleans, Inc. (Delaware)

Metropolitan Fiber Communications of New York, Inc. (Delaware)

Metropolitan Fiber Communications of North Carolina, Inc. (Delaware)

Metropolitan Fiber Communications of Ohio, Inc. (Delaware)

Metropolitan Fiber Communications of Oklahoma, Inc. (Delaware)

Metropolitan Fiber Communications of Oregon, Inc. (Delaware)

Metropolitan Fiber Communications of Philadelphia, Inc. (Delaware)

Metropolitan Fiber Communications of Pittsburgh, Inc. (Delaware)

Metropolitan Fiber Communications of Rhode Island, Inc. (Delaware)

Metropolitan Fiber Communications of Seattle, Inc. (Delaware)

Metropolitan Fiber Communications of St. Louis, Inc. (Missouri)

Metropolitan Fiber Communications of Tennessee, Inc. (Delaware)

Metropolitan Fiber Communications of Virginia, Inc. (Delaware)

Metropolitan Fiber Communications of Wisconsin, Inc. (Delaware)

Metropolitan Fiber Systems/McCourt, Inc. (Delaware)

MFS Cableco U.S., Inc. (Delaware)

MFS Communications of Canada, Inc. (Canada)

MFS Datanet, Inc. (Delaware)

MFS Foreign Personnel, Inc. (California)

MFS Global Communications, Inc. (Delaware)

MFS Globenet, Inc. (Delaware)

MFS International Holdings, L.L.C. (Delaware)

MFS International Opportunities, Inc. (Delaware)

MFS Telecom, Inc. (Delaware)

MFS Telephone Of Missouri, Inc. (Missouri)

MFS Telephone Of New Hampshire, Inc. (New Hampshire)

MFS Telephone Of Virginia, Inc. (Virginia)

MFS Telephone, Inc. (Delaware)

MFS/C-Tec (New Jersey) Partnership (Delaware)

MFSA Holding, Inc. (Delaware)

Military Communications Center, Inc. (Delaware)

MK International A/S (Denmark)

MK International AS (Norway)

MK International Limited (New Zealand) (New Zealand)

MK International Limited (United Kingdom)

MK International Project Management Pte Limited (Singapore)

MK International Project Management Pty Limited (Australia)

MK International Project Management S.L. (Spain)

MK International Projekt Menedzsment Kft. (Hungary)

MK International S.A. (Luxembourg)

MK International S.r.l. (Italy)

MK International s.r.o. (Czech Republic)

MK International Sp. z.o.o. (Poland)

MK International Telekommunikationsgesellschaf m.b.H. (Austria)

MKI Cellular Limited (United Kingdom)

MKI GmbH (Germany)

MKI Project Management Private Limited (India)

MKI Taiwan Limited (Taiwan)

MKIP – Gestão de Projectos, Lda. (Portugal)

MobileComm Europe Inc. (Delaware)

Mtel (UK) Limited (United Kingdom)

Mtel American Radiodetermination Corporation (Delaware)

Mtel Asia, Inc. (Delaware)

Mtel Cellular, Inc. (Delaware)

Mtel Chile S.A. (Chile)

Mtel del Ecuador S.A. (Ecuador)

Mtel Digital Services, Inc. (Delaware)

Mtel Guatemala S.A. (Guatemala)

Mtel International, Inc. (Delaware)

Mtel Latin America, Inc. (Delaware)

Mtel Microwave, Inc. (Delaware)

Mtel Service Corporation (New York)

Mtel Space Technologies Corporation (Delaware)

Mtel Technologies, Inc. (Delaware)

Mtel Uruguay S.A. (Uruguay)

N.C.S. Equipment Corporation (New York)

N.V. WorldCom S.A. (Belgium)

National Telecommunications of Florida, Inc. (Delaware)

Netwave Systems, Inc. (Louisiana) (Delaware)

networkMCI, Inc. (Delaware)

New England Fiber Communications L.L.C. (Delaware)

New Startel Participações Ltda. (Brazil)

Northeast Networks, Inc. (Delaware)

Nova Cellular Company (Illinois)

NTC, Inc. (Delaware)

Nubal S.A. (Uruguay)

Overseas Telecommunications, Inc. (Delaware)

OzEmail Fax Investments Pty Limited (Australia)

OzEmail Pty Limited (Australia)

Participation Investments Inc. (Delaware)

Pioneer Holdings L.L.C.

Power Up Pty Limited (Australia)

Proceda Tecnologia e Informatica, S.A. (Brazil)

PT MCI WorldCom Indonesia (Indonesia)

Satellite Data Networks Ltd. (Mauritius)

Satellite Data Networks (Pty) Ltd. (South Africa)

Savannah Yacht & Ship, LLC (Delaware)

SE Network Access Pty Limited (Australia)

Skytel Communications, Inc. (Delaware)

Skytel Corp. (Delaware)

SkyTel Panama (Panama)

Skytel Payroll Services, LLC (Delaware)

Smartcom Cellular (South Africa)

Southern Wireless Video, Inc. (Delaware)

Southernnet Of South Carolina, Inc. (South Carolina)

Southernnet Systems, Inc. (Virginia)

Southernnet, Inc. (Georgia)

Startel-Participações Ltda. (Brazil)

Telecom*USA, Inc. (Delaware)

Teleconnect Company (Iowa)

Teleconnect Long Distance Services & Systems Company (Iowa)

Tenant Network Services, Inc. (California)

The Public IP Exchange Limited (United Kingdom)

TMC Communications, Inc. (California)

Transcall America, Inc. (Georgia)

Tru Vision Wireless, Inc. (Delaware)

Tru Vision-Flippin, Inc. (Delaware)

TTI National, Inc. (Delaware)

Unipalm Group plc (United Kingdom)

Unipalm Limited (United Kingdom)

UUNET ApS (Denmark)

UUNET Argentina S.R.L. (Argentina)

UUNET Australia Limited (Delaware)

UUNET Austria GmbH (Austria)

UUNET Brasil Ltda (Brazil)

UUNET Botswana (Pty) Ltd. (Botswana) (80% ownership)

UUNET Caribbean, Inc. (Delaware)

UUNET Czech, s.r.o. (Czech Republic)

UUNET Deutschland GmbH (Germany)

UUNET Development B.V. (Netherlands)

UUNET Equipment Singapore Pte. Ltd. (Singapore)

UUNET European Operations Center B.V. (Netherlands)

UUNET Finland Oy (Finland)

UUNET France S.A. (France)

UUNET Global Alliances, Inc. (Delaware)

UUNET Hellas EPE (Greece)

UUNET Holding B.V. (Netherlands)

UUNET Holdings Australia Pty Ltd. (Australia)

UUNET Holdings Corp. (Delaware)

UUNET Holdings GmbH (Germany)

UUNET Hong Kong Limited (Hong Kong)

UUNET Hungary Kft (Hungary)

UUNET International (Chile) Limitada (Chile)

UUNET International Ltd. (Delaware)

UUNET International Panama, S.A. (Panama)

UUNET Ireland Limited (Ireland)

UUNET Israel Internet Service Provider Ltd. (Israel)

UUNET Italia S.R.L. (Italy)

UUNET Japan Ltd. (Delaware)

UUNET Japan, Inc. (Japan)

UUNET Kenya Ltd. (Kenya)

UUNET Malaysia Sdn. Bhd. (Malaysia)

UUNET Mexico, S. de R.L. de C.V. (Mexico)

UUNET Namibia (Pty) Ltd. (Namibia)

UUNET Norway AS (Norway)

UUNET Payroll Services, LLC (Delaware)

UUNET Peru S.R.L. (Peru)

UUNET Pipex B.V. (Netherlands)

UUNET Pipex Belgium, N.V. (Belgium)

UUNET Polska Sp. z.o.o. (Poland)

UUNET Portugal Sociedade Unipessoal Lda (Portugal)

UUNET SA Pty Limited (South Africa)

UUNET Schweiz GmbH (Switzerland)

UUNET Services Amsterdam B.V. (Netherlands)

UUNET Services B.V. (Netherlands)

UUNET Singapore Pte. Ltd. (Singapore)

UUNET Sweden AB (Sweden)

UUNET Technologies, Inc. (Delaware)

UUNET Venezuela C.A. (Venezuela)

UUNET Vostok OOO (Russian Federation)

UUNET Zambia Ltd. (Zambia)

UUSociedad Espanola de Servicios de Internet, UUNET, S.L. (Spain)

Virginia Metrotel, Inc. (Virginia)

Virtua Investments Inc. (Cayman)

Western Business Network, Inc. (California)

Wireless Enterprises LLC (Delaware)

Wireless One Of Bryan, Texas, Inc. (Delaware)

Wireless One, Inc. (Delaware)

Wireless Video Enhanced Services (California)

Wireless Video Enterprises, Inc. (California)

Wireless Video Services (California)

WorldCom Advanced Networks Limited (United Kingdom)

WorldCom Aktiebolag (Sweden)

WorldCom Broadband Solutions, Inc. (Delaware)

WorldCom Canada Ltd. (Canada)

WorldCom Caribbean, Inc. (New York)

WorldCom Colombia S.A. (Colombia)

WorldCom Communications GmbH (Germany)

WorldCom Communications India Private Limited (India)

WorldCom de Venezuela, S.A. (Venezuela)

WorldCom Development S.A. (Belgiun)

WorldCom East, Inc. (Delaware)

WorldCom Egypt LLC (Egypt)

WorldCom ETC, Inc. (Delaware)

WorldCom Federal Systems, Inc. (Delaware)

WorldCom Funding Corporation (Delaware)

WorldCom Global Networks Limited (Bermuda)

WorldCom Global Strategic Alliances, Inc. (Delaware)

WorldCom Global Strategic Alliances International, Inc. (Delaware)

WorldCom Holding do Brazil, Ltda. (Brazil)

WorldCom Holding (Hong Kong) Limited (Hong Kong)

WorldCom ICC, Inc. (Delaware)

WorldCom Intermedia Communications Corporation (Delaware)

WorldCom Intermedia Telecom, Inc. (Delaware)

WorldCom Intermedia, Inc. (Delaware)

WorldCom International Data Services, Inc. (Delaware)

WorldCom International El Salvador, S.A. de C.V. (El Salvador)

WorldCom International Internet and Telecommunication Services LLC (Turkey)

WorldCom International Mobile Services LLC (Delaware)

WorldCom International Mobile Services, Inc. (Delaware)

WorldCom International, Inc. (Delaware)

Worldcom Network Services Asia, Inc. (Korea)

WorldCom New Zealand Limited (New Zealand)

WorldCom Northern Limted (United Kingdom)

WorldCom Overseas Holdings, Inc. (Delaware)

WorldCom Payroll Services, LLC (Delaware)

WorldCom Purchasing, LLC (Delaware)

WorldCom Switzerland LLC (Delaware)

WorldCom Telecommunications A/S (Denmark)

WorldCom Ventures, Inc. (Delaware)

WorldCom West Indies Limited (Trinidad & Tobago)

Worldcom Wireless (UK) Limited (United Kingdom)

WorldCom Wireless, Inc. (Arizona)